National Life Insurance Company

National Variable Annuity Account II

Supplement dated June 30, 2015

to the Sentinel Advantage Variable Annuity Prospectus dated May 1, 2015, as supplemented to date

Discontinuation of Enhanced Death Benefit Rider Effective July 6, 2015

The Enhanced Death Benefit Rider, an optional rider currently available to owners of the Sentinel Advantage Variable Annuity, will no longer be available for new election effective July 6, 2015.  Elections of the Enhanced Death Benefit Rider made prior to July 6, 2015 are not impacted and will remain in effect.

If you have any questions, please contact us at 1-800-732-8939.

THIS SUPPLEMENT SHOULD BE READ CAREFULLY TOGETHER WITH THE PROSPECTUS, AND BOTH DOCUMENTS SHOULD BE KEPT TOGETHER FOR FUTURE REFERENCE.